Exhibit 10.78

WAIVER AND NINTH AMENDMENT TO CREDIT AGREEMENT

This WAIVER AND NINTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of July 31, 2024 (the “Effective Date”), among VIREO GROWTH INC. (formerly known as Goodness Growth Holdings, Inc. and Vireo Health International, Inc.), a British Columbia corporation (“Parent”), the other Borrowers (as defined in the hereinafter-defined Credit Agreement), the Lenders (as defined in the Credit Agreement) party hereto, and CHICAGO ATLANTIC ADMIN, LLC, a Delaware limited liability company, as administrative agent (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”) and as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”, and together with Administrative Agent, collectively, “Agents” and each, an “Agent”).

RECITALS

WHEREAS, reference is made to that certain Credit Agreement dated as of March 25, 2021, as amended by that certain Omnibus First Amendment to Credit Agreement and Security Agreement dated as of November 1, 2021 (the “First Amendment”), that certain Second Amendment to Credit Agreement dated as of November 18, 2021 (the “Second Amendment”), that certain Third Amendment to Credit Agreement dated as of January 31, 2022 (the “Third Amendment”), that certain Fourth Amendment to Credit Agreement dated as of March 3, 2022 (the “Fourth Amendment”), that certain Fifth Amendment to Credit Agreement and First Amendment to Security Agreement dated as of March 31, 2023 (the “Fifth Amendment”), that certain Sixth Amendment to Credit Agreement dated as of April 28, 2023 (the “Sixth Amendment”), that certain Seventh Amendment to Credit Agreement dated as of April 30, 2024 (the “Seventh Amendment”), and that certain Eighth Amendment to Credit Agreement dated as of June 14, 2024 (the “Eighth Amendment”; the Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment, the “Existing Credit Agreement”), and this Amendment (the Existing Credit Agreement, as amended by this Amendment, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement), among the Borrowers party thereto, the other Credit Parties from time to time party thereto, the Lenders from time to time party thereto and Agents;

WHEREAS, the Credit Parties have advised Administrative Agent that an Event of Default has occurred under Section 8.17 of the Credit Agreement resulting from Borrowers’ failure to complete the New York Disposition on or prior to January 1, 2024 (such Event of Default, the “Designated Event of Default”);

WHEREAS, the Credit Parties have requested that Agents and the Lenders agree to waive the Designated Event of Default and amend certain provisions of the Credit Agreement, and, subject to the terms and conditions of this Amendment, Agents and the Lenders have agreed to such requests;

NOW, THEREFORE, in consideration of the terms and mutual covenants set forth in this Amendment, the receipt and sufficiency which is hereby acknowledged by the parties, the parties, intending to be legally bound, agree as follows:

Waiver of Designated Event of Default.  Subject to the terms and conditions set forth herein (including, but not limited to, the conditions contained in Section 5 hereof), Administrative Agent and the Lenders signatory hereto hereby waive the Designated Event of Default.  This waiver is a limited, one time waiver and shall only be relied upon and used for the specific purpose set forth herein and shall not be deemed to: (a) constitute a waiver of any Event of Default (other than the Designated Event of Default) or any other breach of the Credit Agreement or any other Credit Document, whether now existing or hereafter arising; or (b) establish a custom or course of dealing among the parties hereto.  This waiver shall not be deemed to constitute a consent to any other act, omission or breach of the Credit Agreement or any of the other Credit Documents.

Amendments to Credit Agreement.

The preamble of the Credit Agreement is hereby modified and amended in its entirety as follows:

“THIS CREDIT AGREEMENT, dated as of March 25, 2021, is among VIREO GROWTH INC. (formerly known as Goodness Growth Holdings, Inc. and Vireo Health International, Inc.), a corporation existing under the laws of the Province of British Columbia (“Parent”), VIREO HEALTH, INC., a Delaware corporation (“Vireo Health”), VIREO HEALTH OF MINNESOTA, LLC, a Minnesota limited liability company (“Vireo Minnesota”), VIREO HEALTH OF NEW YORK LLC, a New York limited liability company (“Vireo NY”), MARYMED LLC, a Maryland limited liability company (“MaryMed”), RESURGENT BIOSCIENCES, INC., a Delaware corporation (“Resurgent”), VIREO HEALTH OF PUERTO RICO, LLC, a Delaware limited liability company (“Vireo PR”), VIREO HEALTH DE PUERTO RICO LLC, a Puerto Rico limited liability company (“Vireo de Puerto Rico”), VIREO HEALTH OF NEVADA I, LLC, a Nevada limited liability company (“Vireo Nevada”), MJ DISTRIBUTING C201, LLC, a Nevada limited liability company (“MJ C201”), MJ DISTRIBUTING P132, LLC, a Nevada limited liability company (“MJ P132”), ELEPHANT HEAD FARM, LLC, an Arizona limited liability company (“Elephant Head”), RETAIL MANAGEMENT ASSOCIATES, LLC, an Arizona limited liability company (“Retail Management”), VERDANT GROVE, LLC, a Delaware limited liability company (“Verdant Grove”), MAYFLOWER BOTANICALS, INC., a Massachusetts corporation (“Mayflower”), VIREO HEALTH OF NEW MEXICO, LLC, a Delaware limited liability company (“Vireo NM;” together with Parent, Vireo Health, Vireo Minnesota, Vireo NY, MaryMed, Resurgent, Vireo PR, Vireo de Puerto Rico, Vireo Nevada, MJ C201, MJ P132, Elephant Head, Retail Management, Verdant Grove, Mayflower, Vireo NM and each other Subsidiary of Parent that becomes a borrower hereunder pursuant to Section 8.08, each, a “Borrower” and collectively, jointly and severally, “Borrowers”), any Subsidiaries of Parent hereto that are Guarantors or become Guarantors hereunder pursuant to Section 8.08, the lenders from time to time party hereto (each, a “Lender” and, collectively, the “Lenders”), CHICAGO ATLANTIC ADMIN, LLC, a Delaware limited liability company (“Chicago Atlantic”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”) and Chicago Atlantic, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”, and together with Administrative Agent, each, an “Agent” and collectively, “Agents”).”

Section 1.01 of the Credit Agreement, Defined Terms, is hereby modified and amended by amending and restating the definitions of “Charm City Note”.  “Consolidated Adjusted EBITDA”, “Consolidated Fixed Charge Coverage Ratio”, “Make-Whole Amount”, “Massachusetts Real Property”, “Maturity Date”, “New York Disposition” and “Representation Letter” in their respective entireties as follows:

““Charm City Note” shall mean that certain Secured Promissory Note in the amended principal amount of $1,000,000 dated November 19, 2021, as amended as of November 19, 2023, issued by Vireo Charm City to Charm City Seller in connection with the Charm City Acquisition.

“Consolidated Adjusted EBITDA” shall mean, for a specified period, (a) the net income or loss of the Consolidated Companies (other than Vireo NY), plus (b) to the extent deducted in determining net income for such period, the sum of, without duplication, (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization expense, (iv) charges, costs, losses and expenses related to asset dispositions permitted under this Agreement or discontinued operations, (v) non-cash write-downs of assets, (vi) (A) fees, costs and expenses paid in cash in connection with the closing of the Credit Documents, (B) pre-opening costs and expenses in connection with the opening of any retail, cultivation or processing location and (C) other extraordinary or non-recurring charges, costs and expenses, (vii) Judgments and costs and expenses incurred in connection with such Judgments and (vii) non-cash compensation expense in respect of stock option plans or other equity compensation plans, minus (c) to the extent included in determining net income for such period, the sum of, without duplication, (i) any income or gains from asset dispositions or discontinued operations, (ii) any extraordinary or non-recurring gains and (iii) non-cash write-ups of assets, in the case of each of the foregoing in clauses (a) through (c), for such period and as determined in accordance with GAAP consistently applied; provided that the aggregate amount of add-backs permitted pursuant to clause (a)(vi) shall not exceed $20,000,000 for any consecutive 12-month period.

“Consolidated Fixed Charge Coverage Ratio” shall mean, with respect to the Consolidated Companies (other than Vireo NY) as of each applicable date of determination: (a) Consolidated Adjusted EBITDA for the Applicable Fiscal Period, plus the aggregate amount of GAAP rent expense of such Consolidated Companies owed to third parties for the Applicable Fiscal Period, less the aggregate amount all cash distributions paid, and other distributions made, by such Consolidated Companies during the Applicable Fiscal Period, divided by (b) the sum of (i) the aggregate principal amount of the Indebtedness of such Consolidated Companies (including the principal or amortization component of any Attributable Indebtedness but excluding the Loans or the Indebtedness outstanding under the Charm City Note) that was paid or scheduled to be paid during the Applicable Fiscal Period plus (ii) the aggregate of amount of the interest payments (including the interest component of any payments in respect to Capitalized Lease Obligations) of such Consolidated Companies due and payable during the Applicable Fiscal Period, plus (iii) the aggregate amount of GAAP rent expense of such Consolidated Companies owed to third parties during the Applicable Fiscal Period, in the case of each of the foregoing in clauses (a) and (b), as determined in accordance with GAAP consistently applied.

“Make-Whole Amount” shall mean, with respect to any voluntary prepayment of the Loans, any mandatory prepayment of the Loans pursuant to Section 4.02(a)(i), 4.02(a)(ii), 4.02(a)(iii) or 4.02(a)(vi), or any repayment in connection with an acceleration of such Loans on or prior to July 31, 2025, an amount equal to the greater of (a) the sum of all payments of interest on such Loans that would be due through July 31, 2025, had such prepayment or repayment not occurred, and (b) 3.00% of the aggregate amount of such Loans being prepaid or repaid.

“Massachusetts Real Property” shall mean the Real Property of Verdant Grove located at 487 Mashapaug Road, Holland, Massachusetts 01521.

“Maturity Date” shall mean January 29, 2027.

“New York Disposition” shall mean (a) the completion of either (i) the sale, in one transaction or multiple transactions, of substantially all of Borrowers’ assets in New York state to a non-Affiliate of Borrowers pursuant to a sale of such assets, a sale of the Capital Stock of the Persons that own such assets or a combination of the foregoing, and such sale results in the complete divestiture of all costs, obligations and liabilities of the Credit Parties with respect to such assets, including under the New York Lease, or (ii) such other divestiture of all costs, obligations and liabilities of the Credit Parties under the New York Lease, in each case, pursuant to documentation with terms, and otherwise in form and substance, acceptable to Administrative Agent, and (b) receipt of all regulatory approvals necessary or appropriate to complete such event described in clause (a) above.

“Representation Letter” shall mean each representation letter, in form and substance reasonably satisfactory to Agents and Parent, signed by a recipient of any Warrant Shares or any Subordinate Voting Shares of Parent, whether issued or reserved for issuance in connection with any conversion of the Convertible Note Loans or as consideration for any amendment or other modification of any Credit Document.”

Section 1.01 of the Credit Agreement, Defined Terms, is hereby further modified and amended by adding the following definitions in the appropriate alphabetical locations:

““New York Lease” shall mean that certain Lease Agreement dated as of October 23, 2017, as amended by that certain First Amendment to Lease Agreement dated as of December 7, 2018, that certain Second Amendment to Lease Agreement dated as of April 10, 2020, that certain Third Amendment to Lease Agreement dated as of September 24, 2021, that certain Fourth Amendment to Lease Agreement dated as of February 24, 2023, that certain Fifth Amendment to Lease Agreement dated as of October 27, 2023, that certain Sixth Amendment to Lease Agreement dated as of March 5, 2024, that certain

Seventh Amendment to Lease Agreement dated as of March 11, 2024, and that certain Eighth Amendment to Lease Agreement dated as of March 28, 2024, each by and between IIP-NY 2 LLC, a Delaware limited liability company, and Vireo NY, pursuant to which Vireo NY leases the premises located at 256 County Route 117 in Perth, New York.

“Ninth Amendment” shall mean that certain Waiver and Ninth Amendment to Credit Agreement dated as of July 31, 2024, among Borrowers, the Lenders party thereto, Administrative Agent and Collateral Agent.

“Registration Statement” shall have the meaning set forth in Section 8.20(a).”

Section 1.01 of the Credit Agreement, Defined Terms, is hereby further modified and amended by deleting the definitions of “Phoenix Assets”, “Phoenix Licenses”, “Tranche Maturity Date Extension”, “Tranche Maturity Date Extension Note” and “Unfunded Capital Expenditures” in their respective entireties.

Article III of the Credit Agreement, Mandatory Reduction of Commitments; Extension of the Maturity Date, is hereby modified and amended by (i) deleting from the title thereof “; Extension of the Maturity Date” and (ii) deleting Section 3.02 in its entirety.

Section 8.17 of the Credit Agreement, New York Disposition, is hereby modified and amended by amending and restating such Section in its entirety as follows:

“SECTION 8.17New York Disposition.  On or before July 31, 2025, either (a) Borrowers shall have completed the New York Disposition or (b) Vireo NY’s operations at the premises located at 256 County Route 117 in Perth, New York shall have generated positive Consolidated EBITDA for two consecutive months.  Parent shall provide updates of the status of the New York Disposition to Administrative Agent, in form and substance satisfactory to Administrative Agent, from time to time as requested by Administrative Agent.”

Section 8.20 of the Credit Agreement, Post-Closing Matters, is hereby modified and amended by amending and restating clause (a) of such Section in its entirety as follows:

“(a)Parent shall, with respect to resales of (x) any Warrant Shares and (y) any Subordinate Voting Shares of Parent issued or reserved for issuance in connection with any conversion of the Convertible Note Loans, use commercially reasonable efforts to (i) prepare and file a registration statement, in form and substance reasonably satisfactory to Administrative Agent (each, a “Registration Statement”), with respect to such Capital Stock with the SEC within 45 days of the Fifth Amendment Date (or such later date to which Administrative Agent agrees in its discretion), (ii) cause such Registration Statement to become effective within 135 days after the initial filing date unless the SEC notifies Parent that it does not intend to review such Registration Statement, in which case Parent shall cause such Registration Statement to become effective within 15 days after receipt of such notification, and (iii) maintain the effectiveness of such Registration Statement at all times until the earlier of (A) the date on which all of shares of such Capital Stock shall have been sold and (B) the first date on which all of the holders of such Capital Stock can sell all of such Capital Stock under Rule 144 under the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for Parent to be in compliance with the current public information required under Rule 144(c)(1) under the Securities Act (or Rule 144(i)(2) under the Securities Act, if applicable); provided, however, that use of such Registration Statement may be suspended as provided in the Representation Letters.”

Section 8.20 of the Credit Agreement, Post-Closing Matters, is hereby further modified and amended by adding the following new clauses (e), (f) and (g) immediately after clause (d) of such Section:

“(e)Within two Business Days following the date of the Ninth Amendment, Sangra Moller LLP, counsel to the Parent, shall deliver an opinion addressed to Agents and the other Secured Parties that is substantively identical to the opinion of such counsel delivered to Agents and the other Secured Parties on May 1, 2023.

(f)Parent shall, with respect to resales of any Subordinate Voting Shares of Parent issued or reserved for issuance as consideration for the transactions contemplated by the Ninth Amendment, use commercially reasonable efforts to (i) prepare and file a Registration Statement with respect to such Capital Stock with the SEC on or before September 30, 2024 (or such later date to which Administrative Agent agrees in its discretion), (ii) cause such Registration Statement to become effective within 135 days after the initial filing date unless the SEC notifies Parent that it does not intend to review such Registration Statement, in which case Parent shall cause such Registration Statement to become effective within 15 days after receipt of such notification, and (iii) maintain the effectiveness of such Registration Statement at all times until the earlier of (A) the date on which all of shares of such Capital Stock shall have been sold and (B) the first date on which all of the holders of such Capital Stock can sell all of such Capital Stock under Rule 144 under the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for Parent to be in compliance with the current public information required under Rule 144(c)(1) under the Securities Act (or Rule 144(i)(2) under the Securities Act, if applicable); provided, however, that use of such Registration Statement may be suspended as provided in the Representation Letters.

(g)Within five Business Days following the first issuance of Subordinated Voting Shares of Parent as consideration for the transactions contemplated by the Ninth Amendment, Sangra Moller LLP, counsel to the Parent, shall deliver an opinion addressed to Agents and the other Secured Parties that is substantively identical to the opinion of such counsel delivered to Agents and the other Secured Parties on July 27, 2023.”

Section 9.04 of the Credit Agreement, Permitted Dispositions, is hereby modified and amended by (i) amending and restating clause (q) in its entirety as follows and (ii) deleting “except with respect to any sale, transfer, or other disposition of the Phoenix Assets,” from the last sentence of such Section:

“(q)[reserved].”

Clauses (b) and (c) of Section 9.14 of the Credit Agreement, Financial Covenants, is hereby modified and amended by amending and restating such clauses in their respective entireties as follows:

“(b)Minimum Consolidated Adjusted EBITDA.  Commencing on April 30, 2023, maintain at all times Consolidated Adjusted EBITDA for each Applicable Fiscal Period of at least the amount set forth below:

Applicable Fiscal Period Ending	Amount
April 30, 2023, through June 30, 2023	$1,000,000
July 31, 2023, through September 30, 2023	$1,500,000
October 31, 2023, through December 31, 2023	$2,000,000
January 31, 2024	$2,500,000
February 29, 2024, through May 31, 2024	$3,000,000
June 30, 2024, and the last day of each calendar month thereafter	$5,000,000

(c)Consolidated Fixed Charge Coverage Ratio.  Commencing on June 30, 2023, maintain at all times a Consolidated Fixed Charge Coverage Ratio for each Applicable Fiscal Period of not less than the ratio set forth below:

Applicable Fiscal Period Ending	Ratio
June 30, 2023, through December 31, 2023	0.50 to 1.00
January 31, 2024, through May 31, 2024	1.00 to 1.00
June 30, 2024, and the last day of each calendar month thereafter	1.50 to 1.00”

Representations, Warranties and Acknowledgments of Borrowers.  In order to induce the Lenders and Agents to enter into this Amendment and to induce the Lenders to continue to make the Loans under the Credit Agreement, each Borrower hereby represents and warrants to the Lenders and Agents on and as of the date of this Amendment that:

Each Borrower (i) is a duly organized or formed and validly existing limited liability company or other registered entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (ii) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it does business or owns assets, except, in the case of this clause (ii), where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.

Each Borrower has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the other Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and the other Credit Documents to which it is a party.  Each Borrower has duly executed and delivered this Amendment and the other Credit Documents to which it is a party and such Credit Documents constitute the legal, valid and binding obligation of such Borrower enforceable against each Borrower that is a party thereto in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, examinership, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

None of (x) the execution, delivery and performance by any Borrower of this Amendment or the other Credit Documents to which it is a party and compliance with the terms and provisions thereof or (y) the consummation of the transactions contemplated hereby (including the or by the other Credit Documents will (i) contravene any applicable provision of any material Applicable Law of any Governmental Authority or the policies of the CSE, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party (other than Liens created under the Credit Documents) pursuant to, (A) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust, or (B) any other Material Contract of any Consolidated Company, in the case of any of clauses (A) and (B) to which any Borrower is a party or by which it or any of its property or assets is bound or (iii) violate any provision of the Organization Documents or Permit of any Borrower, except with respect to any conflict, breach or contravention or default (but not creation of Liens) referred to in clause (ii), to the extent that such conflict, breach, contravention or default could not reasonably be expected to have a Material Adverse Effect.

No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, the CSE or other Person, and no consent or approval under any contract or instrument (other than (a) those that have been duly obtained or made and which are in full force and effect, or if not obtained or made, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (b) the filing of UCC financing statements, PPSA registrations and other equivalent filings for foreign jurisdictions, and (c) the filings or other actions necessary to perfect Liens under the Credit Documents) is required for the consummation of the transactions contemplated hereby or the due execution, delivery or performance by any Credit Party of any Credit Document to which it is a party, or for the due execution, delivery or performance of the Credit Documents, in each case by any of the Credit Parties party thereto.  There does not exist any judgment, order, injunction or other restraint issued or filed with respect to the transactions contemplated by the Credit Documents, the consummation of the Transactions, the making of the Loans or the performance by the Credit Parties or any of their respective Subsidiaries of their Obligations under the Credit Documents.

The representations and warranties of each Borrower set forth in the Credit Agreement and in any other Credit Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date hereof (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).

After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Reaffirmation of Obligations.  Each Borrower hereby (a) reaffirms and confirms (i) the execution and delivery of, and all of its obligations under, the Credit Documents to which it is a party, including, without limitation, the Credit Agreement, and agrees that this Amendment does not operate to reduce or discharge any Borrower’s obligations under such Credit Documents or constitute a novation of any indebtedness or other obligations under any Credit Documents, and (ii) its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Credit Documents to which it is a party, (b) agrees that (i) each Credit Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, and (c) reaffirms and confirms the continuing security interests in its respective assets granted in favor of Collateral Agent pursuant to each of the Security Documents.  Each Borrower hereby acknowledges and consents to the transactions contemplated by, and the execution and delivery of, this Amendment and the other Credit Documents.

Conditions Precedent to Effectiveness.  This Amendment shall become effective as of the Effective Date when, and only when, Administrative Agent shall have received the following, in form and substance satisfactory to Administrative Agent:

counterparts of this Amendment, duly executed by an Authorized Officer of each Borrower, Agents and the Lenders;

resolutions of each Borrower’s board of managers/directors (or other managing body, in the case of a Person that is not a corporation) then in full force and effect expressly and specifically authorizing, to the extent relevant, all aspects of this Amendment and the execution, delivery and performance of this Amendment and each other Credit Document to which such Borrower is a party;

an executed legal opinion of (i) Troutman Pepper LLP, Delaware, Maryland, Massachusetts and New York counsel to the Credit Parties, and (ii) Stinson LLP, Minnesota counsel to the Credit Parties, each of which shall be addressed to Agents and the other Secured Parties and shall be in form and substance reasonably satisfactory to Administrative Agent; and

such other documents and other information that Administrative Agent may reasonably request.

No Novation or Waiver.  Except as expressly set forth herein, this Amendment is not intended to be, nor shall it be construed to create, a nullification, discharge, waiver (except as expressly provided in Section 1 hereof) or release of any obligation incurred in connection with the Notes, the Credit Agreement and/or any other Credit Documents, or to waive or release any collateral given by Borrowers to secure the Notes, nor shall this Amendment be deemed or considered to operate as a novation of the Notes, the Credit Agreement or the other Credit Documents.  This Amendment shall not constitute a modification of the Credit Agreement or any of the other Credit Documents or a course of dealing with Agents or the Lenders at variance with the Credit Agreement or the other Credit Documents such as to require further notice by Administrative Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Credit Documents in the future, except as expressly set forth herein.  Each Borrower acknowledge and expressly agree that Agents and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Credit Documents.  Except to the extent of any express conflict with this Amendment, all of the terms and conditions of the Notes, the Credit Agreement and the other Credit Documents shall remain in full force and effect, and the same are hereby expressly approved, ratified and confirmed.  In the event of any express conflict between the terms and conditions of the Notes, the Credit Agreement or the other Credit Documents and this Amendment, this Amendment shall be controlling and the terms and conditions of such other documents shall be deemed to be amended to conform with this Amendment.

Incorporation by Reference.  Sections 12.05, 12.13 and 12.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if such Sections were set forth in full herein.

Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Reference to and Effect on the Credit Agreement and the Other Credit Documents.  On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment.  Except as specifically amended by this Amendment, the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation.  The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.  This Amendment shall be deemed to be a Credit Document as defined in the Credit Agreement.

Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of Illinois, without reference to conflicts of law provisions which would result in the application of the laws of any other jurisdiction.

Amendment, Modification and Waiver.  This Amendment may not be amended and no provision hereof may be waived except pursuant to a writing signed by each of the parties hereto.

Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Counterparts.

This Amendment may be executed in any number of counterpart signature pages, and by the different parties on different counterparts, each of which when executed shall be deemed an original but all such counterparts taken together shall constitute one and the same instrument.  This Amendment will be deemed executed by the parties hereto when each has signed it and delivered its executed signature page to Administrative Agent by facsimile transmission, electronic transmission or physical delivery.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g., “pdf,” “tif” or DocuSign) format shall be effective as delivery of a manually executed counterpart of this Amendment.  No party hereto shall raise the use of digital imaging, DocuSign or electronic mail to deliver a signature or the fact that any signature was transmitted or communicated through the use of a facsimile machine or digital imaging and electronic mail as a defense to the formation of a contract and each such party forever waives any such defense.

The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Illinois State Electronic Commerce Security Act, any other similar state laws based on the Uniform Electronic Transactions Act, Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada), the Electronic Commerce Act, 2000 (Ontario), or any other similar federal or provincial laws based on the Uniform Electronic Commerce Act of the Uniform Law Conference of Canada or its Uniform Electronic Evidence Act, as the case may be.

Construction.  This Amendment has been prepared through the joint efforts of all of the parties hereto.  Neither the provisions of this Amendment, nor any alleged ambiguity herein, shall be interpreted or resolved against any party on the grounds that such party or its counsel drafted this Amendment, or based on any other rule of strict construction.  Each of the parties represents that such party has carefully read this Amendment and that such party knows the contents hereof and has signed the same freely and voluntarily.

Entire Agreement.  This Amendment and the other Credit Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and thereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions.

Credit Document.  This Amendment shall be deemed to be a Credit Document for all purposes.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered effective as of the Effective Date.

BORROWERS:

VIREO GROWTH INC.

By:/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VIREO HEALTH, INC.

By:/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VIREO HEALTH OF MINNESOTA, LLC

By:/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VIREO HEALTH OF NEW YORK LLC

By:/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

MARYMED LLC

By:/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

RESURGENT BIOSCIENCES, INC.

By:/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VIREO HEALTH OF PUERTO RICO, LLC

By:/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VIREO HEALTH DE PUERTO RICO LLC

By:/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VIREO HEALTH OF NEVADA I, LLC

By:/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

MJ DISTRIBUTING C201, LLC

By:/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

MJ DISTRIBUTING P132, LLC

By:/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

ELEPHANT HEAD FARM, LLC

By:/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

RETAIL MANAGEMENT ASSOCIATES, LLC

By:/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VERDANT GROVE, LLC

By:/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

MAYFLOWER BOTANICALS, INC.

By:/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VIREO HEALTH OF NEW MEXICO, LLC

By:/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VIREO OF CHARM CITY, LLC

By:/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

EHF CULTIVATION MANAGEMENT LLC

By:/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

CHICAGO ATLANTIC ADMIN, LLC

By:/s/ Peter Sack
Name: Peter Sack
Title: Authorized Person

LENDERS:

CHICAGO ATLANTIC REAL ESTATE FINANCE, INC.

By:/s/ Peter Sack
Name: Peter Sack
Title: Authorized Person

CHICAGO ATLANTIC CREDIT COMPANY, LLC

By:/s/ Peter Sack
Name: Peter Sack
Title: Authorized Person

CHICAGO ATLANTIC CREDIT OPPORTUNITIES, LLC

By:/s/ Peter Sack
Name: Peter Sack
Title: Authorized Person

CHICAGO ATLANTIC OPPORTUNITY PORTFOLIO, LP

By:	Chicago Atlantic Opportunity GP, LLC, its general partner
By:	Chicago Atlantic GP Holdings, LLC, as its sole

By:/s/ Peter Sack
Name: Peter Sack
Title: Authorized Person